Exhibit 99.1

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in 000s)

Introduction and Basis of Presentation

As further described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed, on December 28, 2012, AdCare Health Systems, Inc. (“AdCare” or the “Company”) and certain of its subsidiaries (together, the “Ohio ALF Sellers”) closed on an Asset Purchase Agreement with CHP Acquisition Company, LLC (“CHP”), pursuant to which the Company sold certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising the following four assisted living facilities: (i) Hearth & Home of El Camino located in Springfield, Ohio; (ii) Hearth & Home of Van Wert located in Van Wert, Ohio; (iii) Hearth & Home at Harding located in Springfield, Ohio; (iv) Hearth & Home at Urbana located in Urbana, Ohio.  The facilities referred to in (i) through (iv) above are hereinafter referred to as the “Immediate Sale Facilities”.

The aggregate purchase price for the Immediate Sale Facilities was $16,098. The purchase price consisted of, among other items: (i) $5,017 in cash proceeds to the Company; (ii) the repayment of the principal balance of HUD loans with respect to certain of the Immediate Sale Facilities in an aggregate amount of $6,398; and (iii) a secured promissory note issued by CHP to the Company in the amount of $3,600 (the “CHP Note”). The anticipated gain on sale is estimated at approximately $6,500 subject to final adjustments and closing costs.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 is presented to reflect the effect of the sale as if it had occurred on September 30, 2012. The unaudited pro forma condensed consolidated statements of operations and for the nine months ended September 30, 2012 and 2011 and the years ended December 31, 2011 and 2010, are based on our historical consolidated statements of operations, and gives effect to the sale as if it had occurred on January 1, 2010.

The unaudited pro forma condensed consolidated financial statements presented are based on the assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma condensed consolidated financial statements were: directly attributable to the sale, based upon available information and assumptions, which we consider to be reasonable, and made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the Securities and Exchange Commission (“SEC”). The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operations for any future period.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto included in the Annual Report on Form 10-K for the year ended December 31, 2011 and the unaudited condensed consolidated financial statements and notes thereto included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2012.

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2012

(Amounts in 000s)

	Historical	Disposition	Pro Forma Adjustments		Pro Forma
		(A)

ASSETS
Current Assets:
Cash and cash equivalents	$9,884	$—	$—		$9,884
Restricted cash and cash equivalents	2,825	—	—		2,825
Accounts receivable, net of allowance of $3,099 and $1,346	30,397	—	—		30,397
Prepaid expenses and other	892	(30)	—		862
Total current assets	43,998	(30)	—		43,968

Restricted cash and investments	5,748	—	—		5,748
Property and equipment, net	166,708	(6,717)	—		159,991
Intangible assets — bed licenses, net	2,558	—	—		2,558
Intangible assets — lease rights, net	7,658	—	—		7,658
Goodwill	906	(906)	—		0
Escrow deposits for acquisitions	812	—	—		812
Lease deposits	1,704	—	—		1,704
Deferred loan costs, net	6,630	(99)	—		6,531
Other assets	169	—	3,600	(B)	3,769
Total assets	$236,891	$(7,752)	$3,600		$232,739

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of notes payable and other debt	$11,991	$(66)	$—		$11,925
Revolving credit facilities and lines of credit	1,363	—	(1,363	) (C)	—
Accounts payable	20,324	—	—		20,324
Accrued expenses	12,615	—	120	(D)	12,735
Total current liabilities	46,293	(66)	(1,243)		44,984

Notes payable and other debt, net of current portion:
Senior debt, net of discounts	134,003	(5,917)	—		128,086
Convertible debt, net of discounts	22,746	—	—		22,746
Revolving credit facilities	9,076	—	(3,654	) (C)	5,422
Other debt	887	—	—		887
Derivative liability	3,231	—	—		3,231
Other liabilities	1,728	—	—		1,728
Deferred tax liability	99	(77)	—	(E)	22
Total liabilities	218,063	(6,060)	(4,897)		207,106

Commitments and contingencies (Note 14)	—	—	—		—

Stockholders’ equity:
Preferred stock, no par value; 1,000 shares authorized; no shares issued or outstanding	—	—	—		—
Common stock and additional paid-in capital, no par value; 29,000 shares authorized; 14,657 and 12,802 shares issued and outstanding	41,002	—	—		41,002
Accumulated deficit	(19,943)	(1,692)	8,497		(13,138)
Total stockholders’ equity	21,059	(1,692)	8,497		27,864
Noncontrolling interest in subsidiaries	(2,231)	—	—		(2,231)
Total equity	18,828	(1,692)	8,497		25,633
Total liabilities and stockholders’ equity	$236,891	$(7,752)	$3,600		$232,739

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2012

(Amounts in 000s, except per share data)

	Historical	Disposition	Pro Forma Adjustments		Pro Forma
		(F)
Revenues:
Patient care revenues	$165,793	$(3,774)	$—		$162,019
Management revenues	1,154	—	—		1,154
Total revenues	166,947	(3,774)	—		163,173

Expenses:
Cost of services (exclusive of facility rent, depreciation and amortization)	131,514	(2,413)	—		129,101
General and administrative	13,188	—	—		13,188
Facility rent expense	6,196	—	—		6,196
Depreciation and amortization	5,370	(192)	—		5,178
Salary retirement and continuation costs	38	—	—		38
Total expenses	156,306	(2,605)	—		153,701

Income from Operations	10,641	(1,168)	—		9,473

Other Income (Expense):
Interest expense, net	(10,312)	280	282	(G)	(9,750)
Acquisition costs, net of gains	(1,160)	—	—		(1,160)
Derivative gain (loss)	(1,342)	—	—		(1,342)
Other income (expense)	242	—	135	(H)	377
Total other income (expense), net	(12,572)	280	417		(11,875)

Income (Loss) from Continuing Operations Before Income Taxes	(1,931)	(888)	417		(2,402)
Income Tax Expense	(217)	151	(71	)(I)	(137)
Income (Loss) from Continuing Operations	(2,148)	(737)	346		(2,539)
Loss from discontinued operations	(472)	—	—		(472)
Net Income (Loss)	(2,620)	(737)	346		(3,011)
Net Loss Attributable to Noncontrolling Interests	1,390	—	—		1,390
Net Income (Loss) Attributable to AdCare Health Systems	$(1,230)	$(737)	$346		$(1,621)

Net Income (Loss) per Common Share — Basic:
Continuing Operations	$(0.05)				$(0.09)
Discontinued Operations	(0.03)				(0.03)
	$(0.08)				$(0.12)
Net Income (Loss) per Common Share — Diluted:
Continuing Operations	$(0.05)				$(0.09)
Discontinued Operations	(0.03)				(0.03)
	$(0.08)				$(0.12)

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2011

(Amounts in 000s, except per share data)

	Historical	Disposition	Pro Forma Adjustments		Pro Forma
		(F)
Revenues:
Patient care revenues	$104,596	$(3,219)	$—		$101,377
Management revenues	1,312	—	—		1,312
Total revenues	105,908	(3,219)	—		102,689

Expenses:
Cost of services (exclusive of facility rent, depreciation and amortization)	84,916	(2,384)	—		82,532
General and administrative	9,358	—	—		9,358
Facility rent expense	5,787	—	—		5,787
Depreciation and amortization	2,188	(190)	—		1,998
Salary retirement and continuation costs	622	—	—		622
Total expenses	102,871	(2,574)	—		100,297

Income from Operations	3,037	(645)	—		2,392

Other Income (Expense):
Interest expense, net	(5,511)	280	282	(G)	(4,949)
Acquisition costs, net of gains	(789)	—	—		(789)
Derivative gain (loss)	807	—	—		807
Loss on extinguishment of debt	(136)	—	—		(136)
Other income (expense)	567	—	135	(H)	702
Total other income (expense), net	(5,062)	280	417		(4,365)

Income (Loss) from Continuing Operations Before Income Taxes	(2,025)	(364)	417		(1,972)
Income Tax Expense	(414)	62	(71	)(I)	(423)
Income (Loss) from Continuing Operations	(2,439)	(302)	346		(2,395)
Loss from discontinued operations	(285)	—	—		(285)
Net Income (Loss)	(2,724)	(302)	346		(2,680)
Net Loss Attributable to Noncontrolling Interests	1,090	—	—		1,090
Net Income (Loss) Attributable to AdCare Health Systems	$(1,634)	$(302)	$346		$(1,590)

Net Income (Loss) per Common Share — Basic:
Continuing Operations	$(0.14)				$(0.13)
Discontinued Operations	(0.03)				(0.03)
	$(0.17)				$(0.16)
Net Income (Loss) per Common Share — Diluted:
Continuing Operations	$(0.14)				$(0.13)
Discontinued Operations	(0.03)				(0.03)
	$(0.17)				$(0.16)

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

(Amounts in 000s, except per share data)

	Historical	Disposition	Pro Forma Adjustments		Pro Forma
		(F)
Revenues:
Patient care revenues	$149,733	$(4,440)	$—		$145,293
Management revenues	1,620	—	—		1,620
Total revenues	151,353	(4,440)	—		146,913

Expenses:
Cost of services (exclusive of facility rent, depreciation and amortization)	122,219	(3,214)	—		119,005
General and administrative	13,281	—	—		13,281
Facility rent expense	7,795	—	—		7,795
Depreciation and amortization	3,938	(262)	—		3,676
Salary retirement and continuation costs	1,451	—	—		1,451
Total expenses	148,684	(3,476)	—		145,208

Income from Operations	2,669	(964)	—		1,705

Other Income (Expense):
Interest expense, net	(8,199)	374	376	(G)	(7,449)
Acquisition costs, net of gains	(1,163)	—	—		(1,163)
Derivative gain (loss)	957	—	—		957
Loss on extinguishment of debt	(141)	—	—		(141)
Other income (expense)	552	—	180	(H)	732
Total other income (expense), net	(7,994)	374	556		(7,064)

Income (Loss) from Continuing Operations Before Income Taxes	(5,325)	(590)	556		(5,359)
Income Tax Expense	(263)	100	(95	)(I)	(257)
Income (Loss) from Continuing Operations	(5,588)	(490)	461		(5,616)
Loss from discontinued operations	(1,963)	—	—		(1,963)
Net Income (Loss)	(7,551)	(490)	461		(7,579)
Net Loss Attributable to Noncontrolling Interests	1,387	—	—		1,387
Net Income (Loss) Attributable to AdCare Health Systems	$(6,164)	$(490)	$461		$(6,192)

Net Income (Loss) per Common Share — Basic:
Continuing Operations	$(0.40)				$(0.40)
Discontinued Operations	(0.19)				(0.19)
	$(0.59)				$(0.59)
Net Income (Loss) per Common Share — Diluted:
Continuing Operations	$(0.40)				$(0.40)
Discontinued Operations	(0.19)				(0.19)
	$(0.59)				$(0.59)

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

(Amounts in 000s, except per share data)

	Historical	Disposition	Pro Forma Adjustments		Pro Forma
		(F)
Revenues:
Patient care revenues	$48,697	$(3,998)	$—		$44,699
Management revenues	2,093	—	—		2,093
Total revenues	50,790	(3,998)	—		46,792

Expenses:
Cost of services (exclusive of facility rent, depreciation and amortization)	40,610	(3,304)	—		37,306
General and administrative	7,936	—	—		7,936
Facility rent expense	2,858	—	—		2,858
Depreciation and amortization	1,261	(273)	—		988
Total expenses	52,665	(3,577)	—		49,088

Income from Operations	(1,875)	(422)	—		(2,297)

Other Income (Expense):
Interest expense, net	(2,329)	376	376	(G)	(1,577)
Acquisition costs, net of gains	2,446	—	—		2,446
Derivative gain (loss)	(343)	—	—		(343)
Loss on extinguishment of debt	(228)	—	—		(228)
Other income (expense)	(25)	—	180	(H)	155
Total other income (expense), net	(479)	376	556		453

Income (Loss) from Continuing Operations Before Income Taxes	(2,354)	(45)	556		(1,843)
Income Tax Expense	(20)	8	(95	)(I)	(107)
Income (Loss) from Continuing Operations	(2,374)	(38)	461		(1,950)
Loss from discontinued operations	174	—	—		174
Net Income (Loss)	(2,200)	(38)	461		(1,776)
Net Loss Attributable to Noncontrolling Interests	(544)	—	—		(544)
Net Income (Loss) Attributable to AdCare Health Systems	$(2,744)	$(38)	$461		$(2,320)

Net Income (Loss) per Common Share — Basic:
Continuing Operations	$(0.38)				$(0.33)
Discontinued Operations	0.02				0.02
	$(0.36)				$(0.31)
Net Income (Loss) per Common Share — Diluted:
Continuing Operations	$(0.38)				$(0.33)
Discontinued Operations	0.02				0.02
	$(0.36)				$(0.31)

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in 000s)

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 reflects the following adjustments:

(A)                               Elimination of the assets associated with the Immediate Sale Facilities purchased by CHP and the related debt of the Immediate Sale Facilities paid off with proceeds from the asset sale transaction.

(B)                               Recognition of the $3,600 promissory note issued by CHP to the Company.

(C)                               Receipt of net proceeds of approximately $5,017. For purposes of the pro forma adjustment, it is assumed that net cash proceeds are used to repay amounts outstanding under the Company’s revolving credit facilities and lines of credit.

(D)                               Estimated current taxes payable on the sale of the Immediate Sale Facilities.  The estimated current taxes payable amount differs from such amount calculated based on statutory rates primarily due to the utilization of previously unrecognized net operating loss carry forwards.

(E)                                Adjustments to tax balances to reflect the reversal of existing deferred tax liabilities associated with the Immediate Sale Facilities.

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2012 and 2011 and the years ended December 31, 2011 and 2010 reflect the following adjustments:

(F)                                 Elimination of the operating results of the Immediate Sale Facilities which are included in the Company’s historical consolidated statements of operations.  The interest expense related to the debt of the Immediate Sale Facilities that was paid off with the proceeds from the asset sale transaction is also eliminated in this column.

(G)                               Adjustment to interest expense to reflect the use of the cash proceeds to reduce borrowings under the Company’s revolving credit facilities and lines of credit.

(H)                              Adjustment to reflect interest income accruing at 5% on the $3,600 promissory note issued by CHP to the Company.

(I)                                   Adjustment for the income tax consequences of the elimination of pretax income pertaining to the Immediate Sale Facilities and pro forma adjustments at the Company’s estimated combined federal and state tax rate of 17%.

The operating results of the Immediate Sale Facilities reflected in the Disposition Column do not include a 5% management fee paid by the Immediate Sale Facilities to the Company as such amount is eliminated in the historical financial statements.